                                                                    Exhibit 10.2

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                   PATHEON PROPOSAL # : CTI- FCO1-1100-0604-R1

1.  PARTIES:                  PATHEON PHARMACEUTICALS INC.   CRITICAL THERAPEUTICS INC.
                              ("PATHEON")
                              2110 East Galbraith Road       60 Westview St.
                              Cincinnati, Ohio 45237-1625    Lexington, MA 02421
                              USA                            USA

2.  PRODUCT:                  Zyflo Coated Tablets (600 mg)

3.  INDICATION:               Asthma

4.  CONTRACT:                 This Proposal (including the Project Scope, Budget
                              Summary, Standard Terms and Conditions for
                              Pharmaceutical Development Services ("Terms and
                              Conditions") when accepted by Client shall become
                              a contract binding on the parties ("Contract").

5.  DESCRIPTION OF SERVICE:   See Project Scope (Part A).

6.  PAYMENT AND CURRENCY:     See Budget Summary (Part B).

7.  LEGAL TERMS:              See Terms and Conditions (Part C).

8.  EFFECTIVE DATE:           July-19-2004

9.  TERM:                     From the Effective Date until completion by
                              Patheon of the pharmaceutical development services
                              ("Services").

10. CONFIDENTIALITY:          The Confidentiality Agreement entered into between
                              the parties shall apply to all confidential
                              information about the parties and the Services to
                              be conducted under this Contract and such
                              Confidentiality Agreement is deemed to be
                              incorporated herein by reference. If the
                              Confidentiality Agreement expires or terminates
                              prior to the expiration or termination of this
                              Contract, then the terms of the Confidentiality
                              Agreement shall nonetheless continue to govern the
                              parties' obligations of confidentiality for the
                              term of this Contract and for 5 years thereafter.

    PATHEON INC.                               CRITICAL THERAPEUTICS INC.

    By:   /s/ Ronald B. Mitchell               By:    /s/ Trevor Phillips
          -------------------------------             --------------------------
    Name: Ronald B. Mitchell                   Name:  Trevor Phillips

    Title:                                     Title: COO
          -----------------------------

    Date: August 12, 2004                      Date: 8/4/04

                                  CONFIDENTIAL

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

                                     PART A:

                                       FOR
                           CRITICAL THERAPEUTICS INC.

                      PROPOSAL NO.: CTI- FCO1-1100-0604-R1

                               DATED: JULY-19-2004

                                                      Critical Therapeutics Inc.

                                  CONFIDENTIAL

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

                                TABLE OF CONTENTS

1.    PROJECT SCOPE.................................................................................      4

2.    ENVIRONMENTAL, HEALTH AND SAFETY..............................................................      4

3.    ANALYTICAL DEVELOPMENT........................................................................      4

   3.1. Cleaning Residuals Assay (Method Evaluation and Validation).................................      5
   3.2. Drug Substance Potency by HPLC (Method Transfer)............................................      6
   3.3. Drug Substance Related Substances Assay by HPLC (Method  Transfer)..........................      6
   3.4. Drug Substance Residual Solvents Assay (Method Transfer)....................................      6
   3.5. Drug Product Potency Assay (Method Validation)..............................................      6
   3.6. Drug Product Related Substances and Impurities Assay by HPLC (Method Validation)............      7
   3.7. Drug Product Dissolution Assay by UV (Method Validation)....................................      7

4.    MICROBIOLOGY..................................................................................      7

5.    FEASIBILITY MANUFACTURING.....................................................................      8

6.    SCALE - UP / CONFIRMATION MANUFACTURING.......................................................      8

8.    STABILITY-REGISTRATION BATCHES................................................................      9

9.    VALIDATION....................................................................................     10

10.   STABILITY - VALIDATION BATCHES................................................................     11

12.   PROJECT MANAGEMENT............................................................................     12

HIGH LEVEL TIMELINE.................................................................................     13

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                                                                    Page 3 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

1     PROJECT SCOPE

Patheon will perform manufacturing and analytical services in order to transfer for Client. Analytical methods will be assessed to support the Technical Transfer Program.

The Budget Summary for this Project Scope is presented in Part B.

Patheon will commence the Services described in this Project Scope following the execution of the Contract by both parties.

2.    ENVIRONMENTAL, HEALTH AND SAFETY

Prior to the commencement of analytical method development and manufacturing activities, a thorough review by Patheon of the Environmental, Health and Safety (EH&S) requirements for Zileuton will be completed. The Budget Summary for this Project Scope assumes that the EH&S review will determine that Zileuton can be safely handled at Patheon. A summary report of the evaluation will be provided to the Client.

If it is determined by Patheon's Environmental Health and Safety personnel that any of the active ingredients are a Category III or Category IV compound (an occupational exposure level) then an air sampling method will be required at Client's expense prior to commercialization. Patheon reserves the right, in its sole and absolute discretion, to conduct an air sampling method on Category I and II compounds, at such price and upon such terms as may be mutually agreed to between the parties prior to commercialization.

Patheon will not receive any active pharmaceutical ingredients (API) from the Client until a MSDS has been received, Patheon has completed the categorization of the API and that the Client has completed and returned the EH&S Survey to Patheon.

3.    ANALYTICAL DEVELOPMENT

Patheon will perform the method evaluation and method validation work required supporting the manufacture of the Zyflo Coated Tablets (600 mg). Analytical protocols will be drafted by Patheon for validation activities only and submitted to the Client for approval prior to execution with the exception of the Cleaning

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                                                                    Page 4 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

Residuals Assay, which will be approved internally by Patheon. Upon completion of the method evaluation activities, a summary of the data will be provided to the Client. The analytical methods have been based upon HPLC unless otherwise stated.

An analytical report will be provided to the Client once the method validation is complete. If method validation is not specified in the title of an analytical method under this Project Scope, then the validation of such analytical method is not included in this Project Scope and the additional method validation costs will be quoted separately by Patheon.

The Client shall provide Patheon with accurate, appropriate, sufficient and the most current reference standards (the "Reference Standards") for the drug substances and related substances to complete the scope of work outlined herein. If the requisite Reference Standards such as USP, NF, BP, EP, and JP can be readily obtained, then Patheon may purchase these Reference Standards on behalf of the Client and the Client shall reimburse Patheon for such costs. If the Client requires Patheon to obtain Reference Standards from sources other then the ones listed in the preceding sentence, then the Client shall reimburse Patheon for such cost [**]. However, under no circumstances shall Patheon be liable for the Reference Standards, including without limitation, for their accuracy, appropriateness, discrepancies, sufficiency or use.

3.1.  CLEANING RESIDUALS ASSAY (METHOD EVALUATION AND VALIDATION)

Patheon will evaluate and validate the test method required for testing cleaning residuals in order to support the manufacturing program. The evaluation and validation will challenge the following parameters:

-     System Suitability

-     Linearity

-     Quantitation Limit

-     Detection Limit

-     Accuracy

-     Range

-     Precision

-     Robustness

-     Specificity

-     Solution Stability

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                                                                    Page 5 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

3.2.  DRUG SUBSTANCE POTENCY BY HPLC (METHOD TRANSFER)

Patheon will transfer the test method required for drug Substance potency assay in order to support the Technical Transfer Program. The method transfer will challenge the following parameters:

-     System Suitability

-     Linearity

-     Solution Stability

-     Repeatability

-     Quantitation Limit

-     Detection Limit

3.3.  DRUG SUBSTANCE RELATED SUBSTANCES ASSAY BY HPLC (METHOD TRANSFER)

Patheon will transfer the test method required for drug product related substances assay in order to support the Techical Transfer Program. The method transfer will challenge the following parameters:

-     System Suitability

-     Linearity

-     Solution Stability

-     Repeatability

-     Quantitation Limit

-     Detection Limit

3.4.  DRUG SUBSTANCE RESIDUAL SOLVENTS ASSAY (METHOD TRANSFER)

Patheon will transfer the test method required for drug product residual solvent assay in order to support the Techical Transfer Program. The method transfer will challenge the following parameters:

-     System Suitability

-     Linearity

-     Solution Stability

-     Repeatability

-     Quantitation Limit

-     Detection Limit

3.5.  DRUG PRODUCT POTENCY ASSAY (METHOD VALIDATION)

Patheon will transfer and validate the test method required for drug product Potency assay in order to support the Techical Transfer Program. The method transfer and validation will challenge the following parameters:

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                                                                    Page 6 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

-     System Suitability

-     Linearity

-     Specificity

-     Range

-     Accuracy

-     Precision

-     Robustness

-     Quantitation Limit

-     Detection Limit

-     Content Uniformity by HPLC

-     ID retention time

3.6. DRUG PRODUCT RELATED SUBSTANCES AND IMPURITIES ASSAY BY HPLC (METHOD VALIDATION)

Patheon will transfer and validate the test method required for drug product Related Substances assay in order to support the Techical Transfer Program. The method transfer and validation will challenge the following parameters:

-     System Suitability

-     Linearity

-     Specificity

-     Range

-     Accuracy

-     Precision

-     Robustness

-     Quantitation Limit

-     Detection Limit

-     Content Uniformity by HPLC

-     ID retention time

3.7.  DRUG PRODUCT DISSOLUTION ASSAY BY UV (METHOD VALIDATION)

Patheon will transfer and validate the test method required for drug product dissolution assay in order to support the Techical Transfer Program. The method transfer and validation will challenge the following parameters:

-     System Suitability

-     Linearity

-     Specificity

-     Range

-     Accuracy

-     Precision

-     Robustness

-     Moisture by KF

4.    MICROBIOLOGY

Patheon will validate the test methods required for Microbial Limit Tests (MLT) in order to support the Techical Transfer Program.

The cost allocated to this Service in the Budget Summary of Part B is the per sample price and will vary depending on the number of samples required for method validation. If a worst case scenario approach were taken, the cost would

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                                                                    Page 7 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

be based upon testing MLT at two dilutions and/or the usage of the largest volume of diluent(s) based on specification. Testing will be done in compliance with USP/NF. Client will be billed based on the actual number of samples required in order to successfully validate Zyflo Coated Tablets (600 mg).

5.    FEASIBILITY MANUFACTURING

Patheon will manufacture [**] feasibility batches [**] of Zyflo Coated Tablets (600 mg). These batches will undergo complete analytical release testing in compliance with USP/NF requirements. Patheon will prepare a master batch record, which will be provided to the Client for approval prior to manufacturing, that specifies manufacturing procedures and acceptance criteria. These batches will not undergo a full QA review and will be packaged as a trial run into blisters.

Feasibility Manufacturing Process Train [**]:

-     [**]

The following in-process and finished product testing is based upon one set of analysis for each of the described tests. If additional sample testing is required these will be considered as additional activities for which a separate costing will be provided to the Client.

Blend Analysis:                           Tablet Analysis:

[**]                                      -    [**]

6.    SCALE - UP / CONFIRMATION MANUFACTURING

Patheon will manufacture [**] Scale - up & [**] confirmation batch [**] of Zyflo Coated Tablets (600 mg). These batches will undergo complete analytical release testing in compliance with USP/NF requirements. Patheon will prepare a master batch record, which will be provided to the Client for approval prior to manufacturing, that specifies manufacturing procedures and acceptance criteria.

[**]:

-     [**]

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                                                                    Page 8 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

The following in-process and finished product testing is based upon one set of analysis for each of the described tests. If additional sample testing is required these will be considered as additional activities for which a separate costing will be provided to the Client.

Blend Analysis:                              Tablet Analysis:

[**]                                         -   [**]

7.    REGISTRATION MANUFACTURING

Patheon will manufacture three registration batches [**] of Zyflo Coated Tablets (600 mg). These batches will undergo complete analytical release testing in compliance with USP/NF requirements. Patheon will prepare a master batch record, which will be provided to the Client for approval prior to manufacturing, that specifies manufacturing procedures and acceptance criteria.

Registration Manufacturing Process Train [**]

-     [**]

The following in-process and finished product testing is based upon one set of analysis for each of the described tests. If additional sample testing is required these will be considered as additional activities for which a separate costing will be provided to the Client.

Blend Analysis:                              Tablet Analysis:

[**]                                         -   [**]

8.    STABILITY-REGISTRATION BATCHES

Patheon shall design a stability program to monitor [**] packaged lots of Zyflo Coated Tablets (600 mg) under ICH conditions.; i.e., [**].

Additional samples will be stored as contingency samples if required to generate data for long-term stability of the product.

The following storage conditions and test-points are suggested for testing:

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                                                                    Page 9 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

-     [**]

[**]

The analytical data used for the release of each lot manufactured at Patheon will be considered as [**].

Cost efficiencies for analytical testing have been built into the stability program based upon the [**] in a given month. The cost for this stability program assumes that all lots will be placed on stability at the same time. If these lots are not placed on stability at the same time, the cost will be adjusted accordingly through Change of Scope Agreement.

[**]                  [**]   [**]    [**]   [**]   [**]    [**]   [**]   [**]
[**]                  [**]   [**]    [**]   [**]   [**]    [**]   [**]   [**]

Therefore, the stability sample breakdown is:

-     [**]

The following standard tests are usually performed as part of the Stability
Program:

-     Potency & Related Substances

-     Physical Appearance and Moisture

-     MLT (annually)

-     Dissolution (Profile)

9.    VALIDATION

Patheon shall complete validation activities on [**] validation batches of Zyflo Coated Tablets (600 mg). Patheon will prepare protocols for the Master Validation plan, processing validation, packaging validation and cleaning validation and bulk hold time study. These protocols will be supplied to and approved by the Client before execution.

The scope and the degree of the validation will be discussed and approved by the Client before proceeding. Since the final validation approach has not been defined, a typical costing has been given below for review. A final budget cost will be proposed to the Client once a validation protocol has been agreed upon.

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                                                                   Page 10 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

The validation costs listed in this proposal are for the validation of [**] commercial batches; manufacturing costs for the registration / validation batches are additional and will be based on commercial rates.

10.   STABILITY - VALIDATION BATCHES

Patheon shall design a stability program to monitor [**] packaged lots of Zyflo Coated Tablets (600 mg) under ICH conditions.; i.e., [**].

Additional samples will be stored as contingency samples if required to generate data for long-term stability of the product.

The following storage conditions and test-points are suggested for testing:

-     [**]

[**]

The analytical data used for the release of each lot manufactured at Patheon will be considered as [**].

Cost efficiencies for analytical testing have been built into the stability program based upon the [**] in a given month. The cost for this stability program assumes that all lots will be placed on stability at the same time. If these lots are not placed on stability at the same time, the cost will be adjusted accordingly through Change of Scope Agreement.

[**]                  [**]   [**]    [**]   [**]   [**]    [**]   [**]   [**]
[**]                  [**]   [**]    [**]   [**]   [**]    [**]   [**]   [**]

Therefore, the stability sample breakdown is:

-     [**]

The following standard tests are usually performed as part of the Stability
Program:

-     Potency & Related Substances

-     Physical Appearance and Moisture

-     MLT (annually)

-     Dissolution (Profile)

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                                                                   Page 11 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

12.   PROJECT MANAGEMENT

Patheon will provide project management support to monitor the progress of the project against established timelines and will provide the Client with frequent updates. The project manager will coordinate regular biweekly teleconference meetings and quarterly face-to-face meetings. The fee for project management is [**] in the Budget Summary.

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                                                                   Page 12 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

HIGH LEVEL TIMELINE

The attached High Level Timeline is presented at this stage as a projected estimate of the duration and achievable milestones, based upon Patheon's experience and history. The High Level Timeline should not be taken as part of an agreed legal deliverable of this proposal.

Once the project has been awarded to Patheon and the relevant legal documentation is in place, a revised Timeline detailing set milestones and duration of deliverables will be agreed upon between Patheon and the Client. The revised Timeline would likely have a similar duration and would be based upon resources and the availability of manufacturing time at the initiation of the project.

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                                                                   Page 13 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

REF
NUM        TASK                                               %     Dur.    Start   Finish    Dates
------     ----------------------------------------------    ----   ----    -----   ------    -----
1          CRITICAL THERAPEUTICS - ZYFLO COATED TABLET       [**]   [**]    [**]     [**]      [**]
2             Proposal Approval                              [**]   [**]    [**]     [**]      [**]
3          ENVIRONMENTAL, HEALTH AND SAFETY ASSESSMENT       [**]   [**]    [**]     [**]      [**]
4             EH&S Assessment                                [**]   [**]    [**]     [**]      [**]
5             Explosivity Testing                            [**]   [**]    [**]     [**]      [**]
6          CLEANING RESIDUALS ASSAY                          [**]   [**]    [**]     [**]      [**]
7             Protocol Generation/Approval                   [**]   [**]    [**]     [**]      [**]
8             Benchwork                                      [**]   [**]    [**]     [**]      [**]
9             Method Generation/Approval                     [**]   [**]    [**]     [**]      [**]
10            Report Generation/Approval                     [**]   [**]    [**]     [**]      [**]
11            Cleaning Residual Assay - Total Budget         [**]   [**]    [**]     [**]      [**]
12         DRUG SUBSTANCES POTENCY ASSAY                     [**]   [**]    [**]     [**]      [**]
13            Protocol Generation/Approval                   [**]   [**]    [**]     [**]      [**]
14            Benchwork                                      [**]   [**]    [**]     [**]      [**]
15            Method Generation/Approval                     [**]   [**]    [**]     [**]      [**]
16            Report Generation/Approval                     [**]   [**]    [**]     [**]      [**]
17            Drug Substances Potency Assay - Total          [**]   [**]    [**]     [**]      [**]
18         DRUG SUBSTANCES RELATED SUBSTANCES ASSAY          [**]   [**]    [**]     [**]      [**]
19            Protocol Generation/Approval                   [**]   [**]    [**]     [**]      [**]
20            Benchwork                                      [**]   [**]    [**]     [**]      [**]
21            Method Generation/Approval                     [**]   [**]    [**]     [**]      [**]
22            Report Generation/Approval                     [**]   [**]    [**]     [**]      [**]
23            Drug Substances Related Substances             [**]   [**]    [**]     [**]      [**]
24         DRUG SUBSTANCES RESIDUAL SOLVENTS ASSAY           [**]   [**]    [**]     [**]      [**]
25            Protocol Generation/Approval                   [**]   [**]    [**]     [**]      [**]
26            Benchwork                                      [**]   [**]    [**]     [**]      [**]
27            Method Generation/Approval                     [**]   [**]    [**]     [**]      [**]
28            Report Generation/Approval                     [**]   [**]    [**]     [**]      [**]
29            Drug Substances Related Substances             [**]   [**]    [**]     [**]      [**]
30         DRUG PRODUCT POTENCY ASSAY                        [**]   [**]    [**]     [**]      [**]
31            Protocol Generation/Approval                   [**]   [**]    [**]     [**]      [**]
32            Benchwork                                      [**]   [**]    [**]     [**]      [**]
33            Method Generation/Approval                     [**]   [**]    [**]     [**]      [**]
34            Report Generation/Approval                     [**]   [**]    [**]     [**]      [**]
35            Drug Product Potency and Related Substances    [**]   [**]    [**]     [**]      [**]

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                                                                   Page 14 of 24

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

36         DRUG PRODUCT RELATED SUBSTANCES ASSAY             [**]   [**]    [**]     [**]      [**]
37            Protocol Generation/Approval                   [**]   [**]    [**]     [**]      [**]
38            Benchwork                                      [**]   [**]    [**]     [**]      [**]
39            Method Generation/Approval                     [**]   [**]    [**]     [**]      [**]
40            Report Generation/Approval                     [**]   [**]    [**]     [**]      [**]
41            Drug Product Related Substances Assay          [**]   [**]    [**]     [**]      [**]
42         DRUG PRODUCT DISSOLUTION ASSAY                    [**]   [**]    [**]     [**]      [**]
43            Protocol Generation/Approval                   [**]   [**]    [**]     [**]      [**]
44            Benchwork                                      [**]   [**]    [**]     [**]      [**]
45            Method Generation/Approval                     [**]   [**]    [**]     [**]      [**]
46            Report Generation/Approval                     [**]   [**]    [**]     [**]      [**]
47            Drug Product Dissolution Assay - Total         [**]   [**]    [**]     [**]      [**]
48         MICROBIOLOGY                                      [**]   [**]    [**]     [**]      [**]
49            Micro Validation (Per Product/Raw Material)    [**]   [**]    [**]     [**]      [**]
50         FEASIBILITY MANUFACTURING                         [**]   [**]    [**]     [**]      [**]
51            Batch Record Generation                        [**]   [**]    [**]     [**]      [**]
52            Manufacturing                                  [**]   [**]    [**]     [**]      [**]
53            Analytical Support and QA Review               [**]   [**]    [**]     [**]      [**]
54            Feasibility Manufacturing - Total Budget       [**]   [**]    [**]     [**]      [**]
55         SCALE UP/CONFIRMATION MANUFACTURING               [**]   [**]    [**]     [**]      [**]
56            Batch Record Generation                        [**]   [**]    [**]     [**]      [**]
57            Manufacturing                                  [**]   [**]    [**]     [**]      [**]
58            Bulk Packaging                                 [**]   [**]    [**]     [**]      [**]
59            Analytical Support and QA Review               [**]   [**]    [**]     [**]      [**]
60            Feasibility Manufacturing - Total Budget       [**]   [**]    [**]     [**]      [**]
61         REGISTRATION MANUFACTURING                        [**]   [**]    [**]     [**]      [**]
62            Batch Record Generation                        [**]   [**]    [**]     [**]      [**]
63            Manufacturing                                  [**]   [**]    [**]     [**]      [**]
64            Packaging                                      [**]   [**]    [**]     [**]      [**]
65            Analytical Support and QA Review               [**]   [**]    [**]     [**]      [**]
66            Registration Manufacturing - Total Budget      [**]   [**]    [**]     [**]      [**]
67         STABILITY - REGISTRATION                          [**]   [**]    [**]     [**]      [**]
68            T = Initial                                    [**]   [**]    [**]     [**]      [**]
69            T = 1 Month                                    [**]   [**]    [**]     [**]      [**]
70         VALIDATION                                        [**]   [**]    [**]     [**]      [**]
71            Master Validation Plan                         [**]   [**]    [**]     [**]      [**]
72            Processing Validation                          [**]   [**]    [**]     [**]      [**]
73            Packaging Validation                           [**]   [**]    [**]     [**]      [**]
74            Cleaning Validation                            [**]   [**]    [**]     [**]      [**]
75            Bulk Hold Time Study                           [**]   [**]    [**]     [**]      [**]
76            Validation - Total Budget                      [**]   [**]    [**]     [**]      [**]
77         STABILITY - VALIDATION                            [**]   [**]    [**]     [**]      [**]
78            T = Initial                                    [**]   [**]    [**]     [**]      [**]

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

                                       Patheon Proposal # CTI- FCO1-1100-0604-R1
                                                                    July-19-2004

79            T = 1 Month                                    [**]   [**]    [**]     [**]      [**]


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

                                        Patheon Proposal # CTI-FCO1-1100-0604-R1

REF
NUM        TASK                                                      DATE
------     ----------------------------------------------            ----
1          CRITICAL THERAPEUTICS - ZYFLO COATED TABLET               [**]
2             Proposal Approval                                      [**]
3          ENVIRONMENTAL, HEALTH AND SAFETY ASSESSMENT               [**]
4             EH&S Assessment                                        [**]
5             Explosivity Testing                                    [**]
6          CLEANING RESIDUALS ASSAY                                  [**]
7             Protocol Generation/Approval                           [**]
8             Benchwork                                              [**]
9             Method Generation/Approval                             [**]
10            Report Generation/Approval                             [**]
11            Cleaning Residual Assay - Total Budget                 [**]
12         DRUG SUBSTANCES POTENCY ASSAY                             [**]
13            Protocol Generation/Approval                           [**]
14            Benchwork                                              [**]
15            Method Generation/Approval                             [**]
16            Report Generation/Approval                             [**]
17            Drug Substances Potency Assay - Total                  [**]
18         DRUG SUBSTANCES RELATED SUBSTANCES ASSAY                  [**]
19            Protocol Generation/Approval                           [**]
20            Benchwork                                              [**]
21            Method Generation/Approval                             [**]
22            Report Generation/Approval                             [**]
23            Drug Substances Related Substances                     [**]
24         DRUG SUBSTANCES RESIDUAL SOLVENTS ASSAY                   [**]
25            Protocol Generation/Approval                           [**]
26            Benchwork                                              [**]
27            Method Generation/Approval                             [**]
28            Report Generation/Approval                             [**]
29            Drug Substances Related Substances                     [**]
30         DRUG PRODUCT POTENCY ASSAY                                [**]
31            Protocol Generation/Approval                           [**]
32            Benchwork                                              [**]
33            Method Generation/Approval                             [**]
34            Report Generation/Approval                             [**]
35            Drug Product Potency and Related Substances            [**]
36         DRUG PRODUCT RELATED SUBSTANCES ASSAY                     [**]
37            Protocol Generation/Approval                           [**]
38            Benchwork                                              [**]
39            Method Generation/Approval                             [**]
40            Report Generation/Approval                             [**]
41            Drug Product Related Substances Assay                  [**]
42         DRUG PRODUCT DISSOLUTION ASSAY                            [**]
43            Protocol Generation/Approval                           [**]
44            Benchwork                                              [**]
45            Method Generation/Approval                             [**]

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                                                                   Page 17 of 24

                                        Patheon Proposal # CTI-FCO1-1100-0604-R1

46            Report Generation/Approval                             [**]
47            Drug Product Dissolution Assay - Total                 [**]
48         MICROBIOLOGY                                              [**]
49            Micro Validation (Per Product/Raw Material)            [**]
50         FEASIBILITY MANUFACTURING                                 [**]
51            Batch Record Generation                                [**]
52            Manufacturing                                          [**]
53            Analytical Support and QA Review                       [**]
54            Feasibility Manufacturing - Total Budget               [**]
55         SCALE UP/CONFIRMATION MANUFACTURING                       [**]
56            Batch Record Generation                                [**]
57            Manufacturing                                          [**]
58            Bulk Packaging                                         [**]
59            Analytical Support and QA Review                       [**]
60            Feasibility Manufacturing - Total Budget               [**]
61         REGISTRATION MANUFACTURING                                [**]
62            Batch Record Generation                                [**]
63            Manufacturing                                          [**]
64            Packaging                                              [**]
65            Analytical Support and QA Review                       [**]
66            Registration Manufacturing - Total Budget              [**]
67         STABILITY - REGISTRATION                                  [**]
68            T = Initial                                            [**]
69            T = 1 Month                                            [**]
70         VALIDATION                                                [**]
71            Master Validation Plan                                 [**]
72            Processing Validation                                  [**]
73            Packaging Validation                                   [**]
74            Cleaning Validation                                    [**]
75            Bulk Hold Time Study                                   [**]
76            Validation - Total Budget                              [**]
77         STABILITY - VALIDATION                                    [**]
78            T = Initial                                            [**]
79            T = 1 Month                                            [**]

                                  CONFIDENTIAL

                                        Patheon Proposal # CTI-FCO1-1100-0604-R1

      PART B: BUDGET SUMMARY

THE FOLLOWING COSTS ARE ALL QUOTED IN: USD

ALL AMOUNTS QUOTED ARE VALID FOR SIXTY (60) DAYS FROM THE DATE OF THIS PROPOSAL.

2.0 ENVIRONMENTAL HEALTH AND SAFETY                                  USD

ACTIVITY                                                                 PRICE
EH&S Assessment                                                          $ [**]
Explosivity Testing                                                      $ [**]

3.0 ANALYTICAL DEVELOPMENT                                           USD

ACTIVITY                                                                       HOURS      PRICE      HOURS          PRICE
3.1 CLEANING RESIDUALS ASSAY (METHOD EVALUATION AND VALIDATION)                [**]       [**]       [**]           [**]
      Protocol/benchwork
      Final Report

3.2  DRUG SUBSTANCE POTENCY ASSAY BY HPLC (METHOD TRANSFER)                    [**]       [**]       [**]           [**]
      Protocol/benchwork
      Final Report

3.3  DRUG SUBSTANCE RELATED SUBSTANCES ASSAY BY HPLC (METHOD TRANSFER)         [**]       [**]       [**]           [**]
      Protocol/benchwork
      Final Report

3.4  DRUG SUBSTANCE RESIDUAL SOLVENT ASSAY BY HPLC (METHOD TRANSFER)           [**]       [**]       [**]           [**]
      Protocol/benchwork
      Final Report

3.5  DRUG PRODUCT POTENCY ASSAY (METHOD VALIDATION)                            [**]       [**]       [**]           [**]
      Protocol/benchwork
      Final Report

3.6  DRUG PRODUCT RELATED SUBSTANCES ASSAY (METHOD TRANSFER)                   [**]       [**]       [**]           [**]
      Protocol/benchwork
      Final Report

3.7  DRUG PRODUCT DISSOLUTION ASSAY BY UV (METHOD VALIDATION)                  [**]       [**]       [**]           [**]
      Protocol/benchwork
      Final Report

      TOTAL (ANALYTICAL DEVELOPMENT)                                                                 [**]           [**]

4.0  MICROBIOLOGY DEVELOPMENT AND VALIDATION                         USD

ACTIVITY                                                                       HOURS      PRICE      HOURS          PRICE
PREPARATION                                                                    [**]       [**]
[**]                                                                           [**]       [**]
TOTAL (MICRO DEVELOPMENT AND VALIDATION) - NUMBER OF TRIALS ASSUMED =          [**]       [**]       [**]           [**]
[**]

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

                                        Patheon Proposal # CTI-FCO1-1100-0604-R1

5.0  FEASIBILITY MANUFACTURING                                       USD

      ACTIVITY                                      SHIFTS       HOURS           PRICE      SHIFTS         HOURS          PRICE
PER BATCH:    Manufacturing                         [**]         [**]            [**]
              Packaging Trial run
              Analytical Support
              Project Support
              TOTAL ([**] BATCHES - FEASIBILITY MANUFACTURING)                              [**]           [**]           [**]

6.0  SCALE-UP/CONFIRMATION MANUFACTURING                             USD

      ACTIVITY                                      SHIFTS       HOURS           PRICE      SHIFTS         HOURS          PRICE
PER BATCH:    Manufacturing                         [**]         [**]            [**]
              Bulk Packaging
              Analytical Support
              Project Support
              TOTAL ([**] SCALE-UP & [**] CONFIRMATION BATCH - MANUFACTURING)               [**]           [**]           [**]

7.0  REGISTRATION MANUFACTURING                                      USD


      ACTIVITY                                      SHIFTS       HOURS           PRICE      SHIFTS         SHIFTS         PRICE
PER BATCH:    Manufacturing                         [**]         [**]            [**]
              Packaging
              Analytical Support
              Project Support

[**]                                                [**]         [**]            [**]
              TOTAL (REGISTRATION MANUFACTURING)                                            [**]           [**]           [**]

8.0  STABILITY - REGISTRATION                                        USD

      ACTIVITY                                                                       HOURS      PRICE          HOURS      PRICE
    Number of Lots                                                                   [**]       [**]
    Total Samples
[**]                                                             [**]                [**]       [**]
    TOTAL (STABILITY)                                                                                          [**]       [**]

9.0  VALIDATION                                                      USD

ACTIVITY                                                                       HOURS      PRICE          HOURS      PRICE
  Master Validation Plan                                                       [**]       [**]
  Processing Validation
  Packaging Validation
  Cleaning validation
  Bulk Hold Time Study
  Air Sampling Monitoring
  Equipment IQ/OQ/PQ

  TOTAL (VALIDATION)                                                           [**]       [**]

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                                                                   Page 20 of 24

                                        Patheon Proposal # CTI-FCO1-1100-0604-R1

10.0  STABILITY - VALIDATION                                         USD

  ACTIVITY                                                                  HOURS      PRICE          HOURS      PRICE
   Number of Lots                                                           [**]       [**]
   Total Samples
 [**]
   TOTAL (STABILITY - VALIDATION)                                                                     [**]       [**]
BUDGET TOTAL (LOW POTENCY, CAT. 1 & 2)                                                                USD        [**]
DEPOSIT                                                                                                          [**]

*The manufacturing cost given in this proposal is based upon the assumption that the drug substance is classified as a Category 1 or 2 material in accordance with Patheon's Categorization System. If it is determined through Patheon's Environmental Health and Safety Review that the drug substance is not categorized as a Category 3, the manufacturing cost will be revised through a Change of Scope to reflect handling charges for a Category 1, 2 or 4 product.

                                  CONFIDENTIAL

                                        Patheon Proposal # CTI-FCO1-1100-0604-R1

                                     PART C:
                          STANDARD TERMS AND CONDITIONS
                     FOR PHARMACEUTICAL DEVELOPMENT SERVICES

1.    SERVICES:

      (a) Patheon agrees to perform the pharmaceutical development services described in the Project Scope (as described in Part A) ("Services").

      (b) Parties must agree on changes, deletions or additions to the Services ("Changes").

      (c) Minor Changes shall be confirmed by electronic mail, facsimile or other written document. Significant Changes (such as a request by the Client to change the Project Scope) shall be confirmed by a Change of Scope Agreement.

      (d) The Services shall be performed in accordance with the [**] and according to the [**] as of the signing of this Agreement.

2.    PAYMENT:

      A.    PAYMENT

            (a) Client shall pay Patheon for the Services as outlined in this Contract and for any Changes which shall be invoiced separately at Patheon's then prevailing hourly rates.

            (b) The costs of all third party suppliers' fees and the purchase of project specific items (such as special equipment, change parts, laboratory columns and reagents and tooling) ("Project Specific Items") necessary for Patheon to perform the Services shall be charged separately to Client, [**] and the [**].

            (c) If Client causes any delay to Patheon's provision of Services for reason within its control (such as a delay in responding to a Patheon inquiry or a delay in the delivery of the active pharmaceutical ingredient ("API")), then Patheon shall be entitled to charge the Client for any reasonable additional costs incurred in the provision of the Services as a result of the delay.

            (d) Each Patheon invoice shall be due and payable within 30 days of the date of such invoice.

3.    SUPPLY OF API AND MATERIALS:

      (a) Client shall, at its expense, supply Patheon with sufficient quantities of the API for Patheon's use in performing the Services.

      (b) Other than Project Specific Items, all other materials (such as excipients, packaging and raw materials) required to perform the Services shall be purchased by Patheon and charged to Client [**].

      (c) If applicable, Patheon and the Client will cooperate and provide such assistance to each other as may be reasonably necessary to permit the import of the API and other materials into the country where the Services will be performed.

4.    TERMINATION:

      (a) Either party may terminate this Contract if the other party is in material breach of any provisions of this Contract and the other party fails to remedy such breach within 30 days of the date of notice of such breach by the non-breaching party.

      (b)   Client may terminate this Contract immediately for any reason.

      (c) Any re-scheduling resulting in a delay in Patheon's ability to provide any part of the Services beyond 120 days requested by Client shall, at Patheon's option, be deemed to be a termination of the Contract.

      (d) If the Client terminates the Contract pursuant to Section 4(b) or if Patheon terminates the Contract because of: (i) Client's failure to cure any default within the 30 day notice period; or (ii) Client rescheduling any part of the Services beyond the 120 days, then Client shall pay to Patheon:

            - any fees and expenses due to Patheon for the Services rendered up to the date of termination;

            - all actual costs incurred by Patheon to complete activities associated with the termination and close of the Services rendered up to the date of termination; and

            - any additional costs incurred by Patheon in connection with the Services that are required to fulfill applicable regulatory and contractual requirements.

      (e) Client shall arrange for the pickup from the Patheon site of all materials and supplies owned by Client within [**] business days after the earlier of the termination or expiration of this Contract. Patheon shall charge a [**] storage fee for all materials and supplies stored at the Patheon site after the [**] business day following the termination of the Contract.

5.    INTELLECTUAL PROPERTY:

      (a) The term "Intellectual Property" includes, without limitation, rights in patents, patent applications, formulae, trade-marks, trade-mark applications, trade-names, trade secrets, inventions, copyright, industrial designs and know-how.

      (b) For the term of this Contract, Client hereby grants to Patheon, a non-exclusive, paid-up, royalty-free, non-transferable license of any of Client's Intellectual Property that Patheon must use in order to perform the Services.

      (c) All Intellectual Property generated or derived by Patheon in the course of performing the Services, to the extent it is specific to the development, manufacture, use and/or sale of the Client's Product that is the subject of the Services shall be the exclusive property of Client.

      (d) All Intellectual Property generated or derived by Patheon in the course of performing the Services which have general application to manufacturing processes or formulation development of drug products or drug delivery systems shall be the exclusive property of Patheon; provided, however, the [**] Intellectual Property [**].

      (e) The parties agree to execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as the other party may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Intellectual Property rights and the assignment thereof.

6.    INDEMNITY:

      A.    INDEMNIFICATION BY CLIENT

      Subject to Sections 6B and 6C(c), Client shall defend, indemnify and hold Patheon, its affiliates and their respective directors, officers, employees and agents (collectively, "Patheon Indemnitees") harmless from and against any and all third-party actions, causes of action, costs (including reasonable legal fees), claims, damages, liabilities and expenses (collectively, "Losses") relating to or arising from:

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                                                                   Page 22 of 24

                                        Patheon Proposal # CTI-FCO1-1100-0604-R1

      - any misrepresentation, negligence or willful misconduct by Client or any of its affiliates and their respective directors, officers, employees and agents (collectively, "Client Indemnitees");

      - the performance of the Services in accordance with the terms of this Contract

      - any breach by the Client of the Client's obligations or warranties under this Contract; or

      - any claim of infringement or alleged infringement of any third party's intellectual property rights covering the Client's Product.

      This indemnity shall not apply to the extent that such Losses are:

      - determined to have resulted from the negligence or willful misconduct of Patheon; or

      - for which Patheon is obligated to indemnify the Client Indemnitees pursuant to Section 6B.

      B.    INDEMNIFICATION BY PATHEON

      Subject to Sections 6A and 6C(c), Patheon shall defend, indemnify and hold the Client Indemnitees harmless from and against any and all Losses resulting from, relating to or arising from the breach by Patheon of any of its obligations or warranties under this Contract except to the extent that such Losses are:

      - determined to have resulted from the negligence or willful misconduct of Client; or

      - for which Client is obligated to indemnify the Patheon Indemnitees pursuant to Section 6A.

      C.    LIMITATION OF LIABILITY

      (a) If Patheon fails to materially perform any part of the Services in accordance with the terms of this Contract, then Client's sole remedy shall be to request Patheon to:

            - repeat that part of the Service at Patheon's costs provided that Client provides the API; or

            - reimburse Client for the price for that part of the Service, excluding the cost of the API.

      (b) Under no circumstances whatsoever shall Patheon reimburse Client for the cost of the API unless the loss or damage to the API is as a result of Patheon's negligence, provided however that in no case shall Patheon liability for the loss of API exceed $400 USD/Kilo up to a maximum liability of $200,000 in aggregate in all circumstances

      (c) Under no circumstances whatsoever shall either party be liable to the other in contract, tort, negligence, breach of statutory duty or otherwise for any loss of profits, of production, of anticipated savings, of business or goodwill or for any liabilities, damages, costs or expenses of any kind incurred by the other party of an indirect or consequential nature, regardless of any notice of the possibility of such damages.

      D.    NO WARRANTY

      PATHEON MAKES NO WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS CONTRACT. PATHEON MAKES NO WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY IN RESPECT OF THE CLIENT'S PRODUCT.

7.    FDA FILINGS:

      (a) Client shall have the sole responsibility for filing of all documents with the United States Food and Drug Administration ("FDA"), and to take any other actions that may be required for the receipt of FDA Approval from the commercial manufacture of the Product; provided, however, [**] shall be [**] the information needed for [**] and shall be [**]. In general, [**] to obtain FDA Approval for the commercial manufacture of all Products as quickly as reasonably possible.

      (b) At least [**] business days prior to filing any documents with the FDA that incorporate data generated by Patheon, Client shall provide Patheon with a copy of the documents incorporating such data so as to give Patheon the opportunity to verify the accuracy and regulatory validity of such documents as they relate to the Patheon-generated data.

      (c) At least [**] business days prior to filing with the FDA the Chemistry and Manufacturing Controls ("CMC") of the initial regulatory filing for any Product, the Client shall provide Patheon with a copy of the portion of the CMC submission describing Patheon's activities as well as references to all supporting documents which have been relied upon to prepare such portion of the CMC submission so as to permit Patheon to verify that such portion of the CMC accurately describes the work that Patheon has performed and the manufacturing processes that Patheon will perform pursuant to this Contract. At the Client's request, Patheon shall also review any subsequent regulatory filing relating to the portion of the CMC describing Patheon's activities. At such time, the Client shall provide Patheon with a copy of the portion of the CMC submission describing Patheon's activities as well as references to all supporting documents which have been relied upon to prepare such portion of the CMC submission so as to permit Patheon to verify that such portion of the CMC submission accurately describes the work that Patheon has performed and the manufacturing processes that Patheon will perform pursuant to this Contract.

      (d) If in Patheon's sole discretion, acting reasonably, Patheon determines that any of the information provided by the Client in accordance with paragraphs (b) and (c) above are inaccurate or deficient in any manner whatsoever (the "Deficiencies"), Patheon shall notify the Client in writing of such Deficiencies. Until such Deficiencies have been resolved or agreement has been reached with the Client, Patheon reserves the right not to participate in the Regulatory Authority inspection which is, or is equivalent to the FDA's pre-approval inspection ("PAI"). In such event, Patheon's non-participation in the PAI shall not be construed as a breach of any of its obligations under this Contract.

      (e) For clarity, the parties agree that in reviewing the documents referred to in paragraphs (b) and (c) above, Patheon's role [**] Patheon. As such, Patheon shall [**], as the case may be. The [**].

8.    SHIPPING (IF APPLICABLE):

Shipments (if applicable) of Client's Product shall be made [**] (as defined in INCOTERMS 2000) Patheon's shipping point unless otherwise mutually agreed. Risk of loss or of damage to such Product shall transfer to the Client when the Product is loaded onto the carrier's vehicle by Patheon for shipment [**]. The Product shall be transported in accordance with the Client's instructions.

9.    MISCELLANEOUS:

      A.    ASSIGNMENT

            Neither this Contract, nor any of either party's rights hereunder, may be assigned or otherwise transferred by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

      B.    FORCE MAJEURE

            Except for payment obligations, neither party will be responsible for delay or failure in performance resulting from acts beyond the reasonable control and without the fault or negligence of such party, including, but not limited to, strikes or other labour disturbances, lockouts, quarantines, communicable disease outbreaks, riots, wars, acts of terrorism, fires, floods, storms, lack of or inability to obtain fuel or power or compliance with any order or regulation of any government entity.

      C.    SURVIVAL

            Any termination or expiration of this Contract shall not affect any outstanding obligations or payments due hereunder prior to such termination or expiration, nor shall it prejudice any other remedies that the parties may have

                                  CONFIDENTIAL

                                        Patheon Proposal # CTI-FCO1-1100-0604-R1

            under this Contract. The Confidentiality Agreement and sections 4, 5, and 6 of the Contract shall survive the expiration or termination of this Contract.

      D.    INDEPENDENT CONTRACTORS

            The parties are independent contractors and this Contract shall not be construed to create between Patheon and the Client any other relationship such as, by way of example only, that of employer-employee, principal, agent, joint-venturer, co-partners or any similar relationship.

      E.    OTHER TERMS

            No terms, provisions or conditions of any purchase order or other business form or written authorization used by Client or Patheon will have any effect on the rights, duties or obligations of the parties, or otherwise modify, this Contract, regardless of any failure of Client or Patheon to object to such terms, provisions, or conditions unless such document specifically refers to this Contract and is signed by both parties.

      F.    INSURANCE

            Each party shall maintain during the term of this Contract general liability and product liability insurance. Either party may request evidence of such insurance.

      G.    ENTIRE AGREEMENT

            This Contract constitutes the complete agreement between the parties with respect to this subject matter and supersedes all other prior agreements and understandings, whether written or oral. Any modifications, amendment or supplement to this Contract must be in writing and signed by authorized representatives of both parties.

      H.    FACSIMILE

            This Contract may be signed in counterparts and by facsimile.

      I.    CHOICE OF LAW

            This Contract is governed by the laws of the State of New York without regard to any conflicts-of-law principle that directs the application to another jurisdiction's law.

                                  CONFIDENTIAL

                                                                   Page 24 of 24